                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 AUGUST 9, 2000
-------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                           HEALTHEON/WEBMD CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 DELAWARE                 0-24975                94-3236644
--------------------------------       ------------         -------------------
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
         incorporation)                File Number)         Identification No.)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
-------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

         ITEM 5.  OTHER EVENTS

                  Attached hereto as Exhibit 99.1 and incorporated by reference herein is the second quarter 2000 earnings release of Healtheon/WebMD Corporation, as presented in the press release dated August 9, 2000.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  The following exhibit is filed herewith:

                  99.1 Press Release issued by Healtheon/WebMD Corporation dated August 9, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Healtheon/WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HEALTHEON/WEBMD CORPORATION



         Dated: August 16, 2000          By  /s/     L. Scott Askins
                                            -----------------------------------
                                                     L. Scott Askins
                                                 Assistant General Counsel

                                  EXHIBIT INDEX

99.1     Press Release issued by Healtheon/WebMD Corporation dated August 9,
         2000.


                                       4